
DESSERTS
BAKERY

First Quarter Fiscal 2021 Results Conference Call

November 3, 2021

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10- K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

First Quarter Fiscal 2022 Results

Continuing to advance vertical market strategy

New product development; sales and marketing investments all focused on targeted vertical markets

Strong operational & financial execution

Achieved net sales growth of +52% y/y, including a full quarter of JSI; and organic sales growth of 19% y/y; Adj. EBITDA +58% y/y; 68% y/y growth in adj. net income

JSI acquisition performed in-line with expectations

JSI sales of $23 million in F1Q22, reflecting continued strong proposal activity from new and existing grocery customers

Successfully navigating supply chain challenges

Effectively managing cost inflation and supply chain challenges; proactively built raw materials inventory levels in F1Q22 to support on-time delivery of new customer orders

Outlook driven by improved order activity and backlog

Quotation across Lighting and Display Solutions are above prior year; F1Q22 orders and backlog both increased double-digit % vs. prior-year

Strong balance sheet, ample liquidity to support growth

Net leverage of 2.5x at quarter-end; remain focused on de-leveraging balance sheet to under 2.0x; $24.3 million of cash and liquidity as of September 30, 2021

CONSOLIDATED F1Q22 FINANCIAL RESULTS

Y/Y Growth in Net Sales, Operating Income, Net Income and Adjusted EBITDA

- Generated strong organic and inorganic y/y growth across key financial performance metrics
- Impact of selling price adjustments increased throughout F1Q22
- Increased focus on material availability, given supply chain disruptions; adjusting inventory levels, accordingly
- Seeing price elasticity across most product lines, allowing for sustained margin capture
- Market indicators are very favorable; quoting, orders and backlog trending higher y/y


Total Net Sales ($M)
+52% y/y total growth
+19% y/y organic growth
$70.0
$106.4
F1Q21
F1Q22


Operating Income ($M)
+100% growth y/y
$2.2
$4.4
F1Q21
F1Q22


Net Income ($M)
Reported Net Income
Adjusted Net Income
$0.08 EPS
$0.13 EPS
$2.0
$2.1
$3.1
$3.5
F1Q21
F1Q22


Non-GAAP Adjusted EBITDA ($M)
+30 bps growth y/y to 7.1%
$4.7
$7.6
F1Q21
F1Q22

LIGHTING SEGMENT UPDATE

Improved Y/Y Growth in Revenue and Profitability Across Key Vertical Markets

- Lighting sales increased 13% y/y, supported by improved customer demand a across all key categories
- Lighting generated Adj. EBITDA +10% y/y
- Outdoor lighting category generated 19% sales growth y/y
- Gross margin essentially flat with prior-year period, as selling price increases and productivity offset increased material input costs

Lighting Sales ($M)


$45.4
$52.7
$51.3
F1Q21
F4Q21
F1Q22

Lighting Adj. Gross Margin ($M)


$13.8
$15.3
$15.5
F1Q21
F4Q21
F1Q22

Lighting Adj. Operating Income ($M)


$3.7
$3.9
$4.4
F1Q21
F4Q21
F1Q22

Lighting Adj. EBITDA ($M)


$5.3
$5.4
$5.9
F1Q21
F4Q21
F1Q22

DISPLAY SOLUTIONS SEGMENT UPDATE

Capitalizing on Positive Organic Demand Growth; JSI Acquisition Integration On-Plan

- Display Solutions sales increased 124% y/y, or 29%, excluding JSI acquisition
- JSI generated total sales of $23.4 million
- Continue to benefit from large, multi-year QSR program; 55% complete, program will continue into FY23
- Petroleum sales flat in F1Q22; site construction delays driven by (non-LSI) materials shortages
- Continue to expand into grocery, both organically and through the addition of JSI, which we expect to generate significant revenue synergies

Display Solutions Sales ($M)


+124% y/y total growth
+29% y/y organic growth
$24.6
$44.3
$55.1
F1Q21
F4Q21
F1Q22

Display Solutions Adj. Gross Margin ($M)


$4.4
$7.6
$9.0
F1Q21
F4Q21
F1Q22

Display Solutions Adj. Operating Income ($M)


$1.9
$3.7
$3.8
F1Q21
F4Q21
F1Q22

Display Solutions Adj. EBITDA ($M)


$2.3
$4.3
$4.9
F1Q21
F4Q21
F1Q22

DISCIPLINED WORKING CAPITAL MANAGEMENT

Higher Near-Term Working Capital Requirements Due to Planned Inventory Build

- Increased working capital a result of JSI acquisition, together with inventory build ahead of improved end-market demand
- Increased sales and lengthening lead-times for key components contributed to growth in inventory levels
- Invested $9 million in new inventory during F1Q22 to ensure product availability, given supply chain challenges
- Inventory build critical in attaining F1Q22 sales level, while positioning us to address rising orders and backlog as we enter F2Q22

Total Working Capital ($M)



$39.5
$54.1
$50.9
$67.1
F4Q21, Excluding JSI
F4Q21, Including JSI
F1Q22, Excluding JSI
F1Q22, Including JSI

Total Inventory ($M)



$48.8
$58.9
$56.8
$67.9
F4Q21, Excluding JSI
F4Q21, Including JSI
F1Q22, Excluding JSI
F1Q22, Including JSI

FREE CASH FLOW GENERATION

Proactive Component Inventory Build Impacted FCF Generation

- Stable cash flow generation supports financial flexibility
- Free cash flow negative in F1Q22 due to near-term inventory investments
- Interim inventory build will decline as supply chain performance stabilizes
- Maintain full-year fiscal 2022 cash flow projections



Free Cash Flow ($M)
$7.2
$5.3
$10.6
$2.7
($8.2)
F1Q21
F2Q21
F3Q21
F4Q21
F1Q22

DISCIPLINED BALANCE SHEET MANAGEMENT

Expect to Reduce Pro-Forma Net Leverage to Well Under 2.0x During the Next 18-24 Months

- Cash and availability under $100 million credit facility was $22 million at the end of F1Q22
- Deployed $90 million toward JSI acquisition in May 2021
- Net debt of $75.7 million as of F1Q22 quarter-end
- Pro-forma net debt to TTM Adjusted EBITDA was 2.5x at the end of F1Q22; maintain 2.0x net leverage target

Net Debt Outstanding ($M)



$65.9
$75.7
F4Q21
F1Q22

Total Cash and LOC Availability ($M)



LOC Availability
Cash Balance
$34.1
$24.3
F4Q21
F1Q22

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting and Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon
Synergy

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended September 30, 2021 and 2020. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring and plant closure (gains) expense are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q1 2021	Q4 2021	Q1 2022
Net Sales [a]	70,006	97,015	106,397
Operating Income	2,202	1,046	4,444
Acquisition costs	-	2,938	-
Restructuring and plant closure costs (gains)	3	(17)	-
Severance costs	-	20	-
Stock compensation expense	505	660	556
Adjusted Operating Income [b]	**2,710**	**4,647**	**5,000**
Depreciation and amortization	2,033	2,171	2,563
Adjusted EBITDA [c]	**4,743**	**6,818**	**7,563**
Operating Margin % [b] / [a]	3.9%	4.8%	4.7%
Adjusted EBITDA Margin % [c] / [a]	6.8%	7.0%	7.1%

Lighting Segment	Q1 2021	Q4 2021	Q1 2022
Net Sales [a]	45,405	52,729	51,260
Operating Income	3,588	3,809	4,339
Restructuring and plant closure costs (gains)	-	-	-
Severance costs	-	10	-
Stock compensation expense	104	73	63
Adjusted Operating Income	**3,692**	**3,892**	**4,402**
Depreciation and amortization	1,619	1,511	1,461
Adjusted EBITDA [b]	**5,311**	**5,403**	**5,863**
Adjusted EBITDA Margin % [b] / [a]	**11.7%**	**10.2%**	**11.4%**

Display Solutions Segment	Q1 2021	Q4 2021	Q1 2022
Net Sales [c]	24,601	44,286	55,137
Operating Income	1,823	3,668	3,749
Restructuring and plant closure costs (gains)	3	(17)	-
Severance costs	-	10	-
Stock compensation expense	96	45	83
Adjusted Operating Income	**1,922**	**3,706**	**3,832**
Depreciation and amortization	358	585	1,031
Adjusted EBITDA [d]	**2,280**	**4,291**	**4,863**
Adjusted EBITDA Margin % [d] / [c]	**9.3%**	**9.7%**	**8.8%**

Corporate Segment	Q1 2021	Q4 2021	Q1 2022
Operating Loss	(3,209)	(6,431)	(3,644)
Acquisition costs	-	2,938	-
Stock compensation expense	305	542	410
Adjusted Operating Loss	**(2,904)**	**(2,951)**	**(3,234)**
Depreciation and amortization	56	75	71
Adjusted EBITDA	**(2,848)**	**(2,876)**	**(3,163)**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Debt	23,181	10,437	7,919	-	-	-	-	68,178	78,271
Less:									
Cash	1,579	1,248	820	3,517	9,463	13,584	23,528	2,282	2,570
Net Debt Outstanding	21,602	9,189	7,099	(3,517)	(9,463)	(13,584)	(23,528)	65,896	75,701

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Net cash flows (used in) provided by operating activities	6,359	14,544	(3,806)	12,613	7,639	5,778	11,217	3,375	(7,889)
Purchases of property, plant, and equipment	(355)	(764)	(419)	(1,201)	(405)	(475)	(637)	(716)	(297)
Proceeds from sale of assets	12,332	-	7,700	118	-	-	-	-	-
Free Cash Flow	**18,336**	**13,780**	**3,475**	**11,530**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**
TTM Free Cash Flow	**25,669**	**34,940**	**40,427**	**47,121**	**36,019**	**27,542**	**34,647**	**25,776**	**10,356**
Free Cash Flow, Excluding Asset Sales	**6,004**	**13,780**	**(4,225)**	**11,412**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**
TTM Free Cash Flow, Excluding Asset Sales	**13,337**	**22,608**	**20,395**	**26,971**	**28,201**	**19,724**	**34,529**	**25,776**	**10,356**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2021	Q4 2021	Q1 2022
Net Sales [a]	70,006	97,015	106,397
Gross Margin	18,272	22,904	24,510
Severance costs	3	10	-
Restructuring and plant closure costs (gains)	-	(17)	-
Adjusted Gross Margin [b]	**18,275**	**22,897**	**24,510**
Adjusted Gross Margin % [b] / [a]	26.1%	23.6%	23.0%

Lighting Segment	Q1 2021	Q4 2021	Q1 2022
Net Sales [a]	45,405	52,729	51,260
Gross Margin	13,826	15,313	15,457
Severance costs	-	10	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	**13,826**	**15,323**	**15,457**
Adjusted Gross Margin % [b] / [a]	**30.5%**	**29.1%**	**30.2%**

Display Solutions Segment	Q1 2021	Q4 2021	Q1 2022
Net Sales [c]	24,601	44,286	55,137
Gross Margin	4,442	7,608	9,036
Severance costs	3	-	-
Restructuring and plant closure costs (gains)	-	(17)	-
Adjusted Gross Margin [b]	**4,445**	**7,591**	**9,036**
Adjusted Gross Margin % [b] / [a]	**18.1%**	**17.1%**	**16.4%**

Corporate Segment	Q1 2021	Q4 2021	Q1 2022
Gross Margin	4	(17)	17
Severance costs	-	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin	**4**	**(17)**	**17**

Non-GAAP RECONCILIATION

	Q1 2021		Q4 2021		Q1 2022	
		Diluted EPS		Diluted EPS		Diluted EPS
Net Income	$ 1,990	$ 0.07	$ 198	$ 0.01	$ 3,133	$ 0.11
Stock compensation expense	380	0.01	485	0.02	407	0.02
Acquisition costs	-	-	2,161	0.08	-	-
Severance costs	-	-	15	-	-	-
Restructuring and plant closure (gains) costs	2	-	(13)	-	-	-
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	(297)	(0.01)	468	0.02	-	-
Net Income Adjusted	$ 2,075	$ 0.08	$ 3,315	$ 0.12	$ 3,540	$ 0.13

Non-GAAP RECONCILIATION

	Q1 2021	Q1 2022	% Variance
Lighting Segment	$ 45,405	$ 51,260	12.9%
Display Solutions Segment	$ 24,601	$ 55,137	124.1%
Total Net Sales	$ 70,006	$ 106,397	52.0%
Less:			
JSI Store Fixtures	-	23,347	
Total Organic Net Sales	$ 70,006	$ 83,050	18.6%

	Q1 2021	Q1 2022	% Variance
Display Solutions Segment	$ 24,601	$ 55,137	124.1%
Less:			
JSI Store Fixtures	-	23,347	
Total Display Solutions Segment Organic Net Sales	$ 24,601	$ 31,790	29.2%

Non-GAAP RECONCILIATION

	Q4 2021	Q1 2022
Total consolidated current assets	$ 125,008	$ 140,912
Total consolidated current liabilities	$ 70,895	$ 73,802
Consolidated working capital	$ 54,113	$ 67,110
Less:		
JSI current assets	22,911	27,783
JSI current liabilities	8,341	11,594
Working capital excluding JSI	**$ 39,543**	**$ 50,921**

	Q4 2021	Q1 2022
Total consolidated inventory	$ 58,941	$ 67,906
Less:		
JSI inventory	10,119	11,130
Total inventory excluding JSI	**$ 48,822**	**$ 56,776**


VALLEY ROOTS
VALLEY PROUD

For additional questions,
please contact 720.778.2415

Thank you,

LSI Investor Relations